Execution Copy
FIRST AMENDMENT TO CREDIT AGREEMENT
Dated as of February 17, 2006
     This FIRST AMENDMENT TO CREDIT AGREEMENT (together with the Annex hereto, this “Amendment”) is among NOBLE CORPORATION (“Parent”), NOBLE HOLDING (U.S.) CORPORATION (“NHC”), NOBLE DRILLING CORPORATION (the “Borrower”) and Goldman Sachs Credit Partners L.P., as the Administrative Agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS:
     A. Parent, NHC, the Borrower, the lenders named therein (the “Lenders”) and the Administrative Agent, entered into a Credit Agreement, dated as of December 22, 2005 (together with all Schedules and Exhibits thereto, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement); and
     B. The Borrower desires to amend the Credit Agreement to extend the maturity date thereof.
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 hereof, the definition of “Maturity Date” set forth in Section 11 of the Credit Agreement is amended and restated as follows:
          “Maturity Date” shall mean the date which is 150 days after the Closing Date.
2. Conditions to Effectiveness. The effectiveness of the amendment contained in Section 1 of this Amendment is conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions precedent have been satisfied being referred to herein as the “Amendment Effective Date”):
          (a) The Administrative Agent shall have received counterparts of this Amendment signed by each of Parent, NHC, the Borrower, the Administrative Agent and the Required Lender;
          (b) the Agent shall have received counterparts of the consent of the Guarantor attached hereto as Annex I (the “Consent”) executed by the Guarantor;
          (c) each of the representations and warranties in Section 3 below shall be true and correct in all material respects on and as of the Amendment Effective Date; and
          (d) the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Agent (including, without limitation, legal fees) reimbursable under the Credit Agreement and for which invoices have been presented.

3. Representations and Warranties. Each of Parent, NHC and the Borrower represent and warrant to the Administrative Agent and the Lenders as follows:
          (a) Authority and Validity. Each of Parent, NHC and the Borrower has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform this Amendment and to perform its obligations hereunder and under the Credit Agreement (as amended hereby). The Guarantor has the organizational power and authority, and the legal right, to make and deliver the Consent. The execution, delivery and performance (i) by each of Parent, NHC and the Borrower of this Amendment and the Credit Agreement (as amended hereby) and the transactions contemplated hereby and thereby and (ii) by the Guarantor of the Consent, in each case, have been duly authorized by proper organizational proceedings, and constitutes the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party, as applicable, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity, regardless of whether the application of such principles is considered in a proceeding in equity or at law. This Amendment is effective to amend the Credit Agreement as provided therein.
          (b) Representations and Warranties. After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, solely relate to an earlier date) are true and correct on and as of the date hereof as though made on and as of the date hereof.
          (d) No Conflicts; Government Consent. Neither the execution and delivery of this Amendment or the Consent, nor the consummation of the transactions contemplated hereby and thereby, nor the performance of and compliance with the terms and provisions hereof or thereof or of the Credit Agreement (as modified hereby) by any party thereto will, at the time of such performance, violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on any Credit Party or any Subsidiary thereof or any Credit Party’s or any such Subsidiary’s articles of incorporation or by-laws or comparable constitutive documents or the provisions of any indenture, instrument or agreement to which such Credit Party or any Subsidiary thereof is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the property of any Credit Party or any Subsidiary thereof pursuant to the terms of any such indenture, instrument or agreement which violation, conflict or imposition could reasonably be expected to have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Amendment or the Consent.
          (e) No Default. Both before and after giving effect to this Amendment, there exists no Default or Event of Default.

4. Reference to and Effect on Credit Agreement.
          (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment is a Credit Document.
          (b) Except as specifically amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.
5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
6. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect
7. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

NOBLE DRILLING CORPORATION

By:	/s/ Mark A. Jackson

Title: Senior Vice President

NOBLE CORPORATION

By:	/s/ Mark A. Jackson

Title: President and Chief Operating Officer

NOBLE HOLDING (U.S.) CORPORATION

By:	/s/ Mark A. Jackson

Title: Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Administrative Agent and as Lender

By:	/s/ W.W. Archer

Authorized Signatory

ANNEX I
CONSENT OF GUARANTORS
     The undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of the undersigned Guarantor are not impaired or affected and all guaranties given to the holders of Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Guaranty and each other Credit Document executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.
[Signature pages follow]

     IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of February 17, 2006.

NOBLE DRILLING HOLDING LLC,
as a Guarantor

By:	/s/ Andrew Strong

Name: Andrew Strong
Title: Senior Vice President